Exhibit 10.10

                 WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Waiver and Amendment") is made and entered into as of this 8th day of November, 2002, by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as the agent under the hereinafter defined Credit Agreement (in such capacity the "Agent"), the BANKS party to the Credit Agreement, ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the "Borrower"), and the GUARANTORS party to the Credit Agreement.

                                   WITNESSETH

          WHEREAS, reference is made to that certain Credit Agreement, dated as of September 24, 1993, as amended and restated as of January 18, 2001, and as further amended as of March 1, 2001, as of June 28, 2001, and as of March 31, 2002 (the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Agent and the Banks waive compliance with certain financial covenants under the Credit Agreement for a fixed period of time; and

          WHEREAS, the parties hereto wish to amend certain portions of the Credit Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Credit Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                 Defined Terms.

  Capitalized terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement.
           Temporary Waiver of Certain Provisions of Credit Agreement.

          The Borrower hereby requests and the Agent and the Banks hereby waive, for the period commencing on September 30, 2002 and ending at 11:59 P.M. (Pittsburgh, Pennsylvania time) on January 31, 2003 (the "Waiver Period") the following provisions:

Compliance for the period commencing July 1, 2002 through and including September 30, 2002 with Sections 8.2.16 [Minimum Fixed Charge Coverage Ratio],
8.2.17 [Maximum Leverage Ratio], and 8.2.18 [Minimum Interest Coverage Ratio] of the Credit Agreement; and
The Borrower's non-compliance with the provisions of the Credit Agreement set forth in the foregoing clause 1. of this Section B constituting a Potential Default during the Waiver Period.

                         Amendments to Credit Agreement.

Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended by the addition, in alphabetical order, of the following new definitions of "Consolidated EBITDA Projection" and "Fourth Amendment Effective Date":

          "Consolidated EBITDA Projection shall have the meaning set forth in
          Section 6.1.9 (iv)."

          "Fourth Amendment Effective Date shall mean November 8, 2002, which date shall be the effective date of the Waiver and Fourth Amendment, among the Agent, the Banks, and the Loan Parties, to the Credit Agreement."

Section 2.3 [Commitment Fees.] is hereby amended by deleting in the first sentence thereof clause (b) in its entirety and inserting in lieu thereof the following:

          "(b) from and after the Initial Adjustment Date through, but not including, the Fourth Amendment Effective Date, a fee per annum equal to the percentage set forth on the pricing grid at Schedule 1.1(A) based upon the ratio of the Borrower's Consolidated Total Debt to Annual Consolidated EBITDA, calculated as set forth in (a) above, and
          (c) from and after the Fourth Amendment Effective Date, a fee of 1/2 % per annum, calculated as set forth in (a) above."

Section 4.1.1 [Revolving Credit Interest Rate Options.] is hereby amended and restated in its entirety to read as follows:

          "4.1.1 Revolving Credit Interest Rate Options.

          (a) The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans for any period prior to the Fourth Amendment Effective Date:

                         (i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii) Revolving Credit Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

          (b) All Revolving Credit Loans made on and after the Fourth Amendment Effective Date shall bear interest at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus 1.75%, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate. A Revolving Credit Loan which is subject to the Revolving Credit Euro-Rate Option on the date immediately preceding the Fourth Amendment Effective Date shall continue to be subject to such Interest Rate Option until the Euro-Rate Interest Period applicable thereto has expired, and from and after the date of expiration of such Euro-Rate Interest Period such Revolving Credit Loan shall bear interest at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus 1.75%, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate. "

Section 4.1.2 [Term Loan Interest Rate Options.] is hereby amended and restated in its entirety to read as follows:

          "4.1.2 Term Loan Interest Rate Options.

          (a) The Borrower shall have the right to select from the following Interest Rate Options applicable to the Term Loans for any period prior to the Fourth Amendment Effective Date:

                         (i) Term Loan Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                         (ii) Term Loan Euro-Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

          (b) Any portion of the Term Loans which is subject to the Term Loan Euro-Rate Option on the date immediately preceding the Fourth Amendment Effective Date shall continue to be subject to such Interest Rate Option until the Euro-Rate Interest Period applicable thereto has expired, and from and after the date of expiration of such Euro-Rate Interest Period such portion of the Term Loans shall bear interest at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus 1.75%, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate. Any portion of the Term Loans which is subject to the Term Loan Base Rate Option on the date immediately preceding the Fourth Amendment Effective Date shall from and after the Fourth Amendment Effective Date bear interest at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus 1.75%, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate. "

Section 4.3.2 [Other Obligations] is hereby amended and restated in its entirety to read as follows:

          " 4.3.2 Other Obligations.

          Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to: (i) for any period prior to the Fourth Amendment Effective Date, the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional two percent (2%) per annum from the time such Obligation becomes due and payable and until it is paid in full, and (ii) for any period on or after the Fourth Amendment Effective Date, the Base Rate plus an additional three and three-quarters percent (3.75%) per annum from the time such Obligation becomes due and payable and until it is paid in full."

Section 4.5 [Selection of Interest Rate Options.] is hereby amended by deleting the first word "If" in the first sentence thereof and inserting in lieu thereof the words, "Subject to the provisions of Sections 4.1.1 and 4.1.2 hereof which prohibit Loans from being subject to a Euro-Rate Option, as applicable, on or after the Fourth Amendment Effective Date, if, during any period when the Borrower may elect a Euro-Rate Option,".

Section 6.1.9 [Financial Statements] of the Credit Agreement is hereby amended by adding thereto the following new clause (iv):

          "(iv)   Consolidated EBITDA Projection. The Borrower has delivered to the Agent a projection of Consolidated EBITDA of the Borrower and its Subsidiaries for the months of October through and including December of 2002 (the "Consolidated EBITDA Projection"). The Consolidated EBITDA Projection is reasonable in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower's management."

Article 8.2 [Negative Covenants] is hereby amended by inserting the following new Section 8.2.21 [Minimum Consolidated EBITDA]:

          "Section 8.2.21 Minimum Consolidated EBITDA

                  The Loan Parties shall not permit Consolidated EBITDA, calculated as of the last day of each month set forth below, to be less than the amount set forth below for the specified month:

          Month Ended                        Minimum Consolidated EBITDA

          October 31, 2002                   $907,200
          November 30, 2002                  $900,600
          December 31, 2002                  $1,144,800"

Clause (i) of the first sentence of Section 2 [Letter of Credit Fees.] of
Exhibit 2.9 [Letter of Credit Provisions] is hereby amended and restated in its entirety to read as follows:

          "(i) to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to, for periods prior to the Fourth Amendment Effective Date, the Applicable Margin for the Revolving Credit Euro-Rate Option per annum and for periods on or after the Fourth Amendment Effective Date 3.50% per annum, and".

Section 1 [Monthly Financial Statements.] of Exhibit 8.3 [Reporting Requirements] is hereby amended by inserting after the second paragraph thereof the following additional paragraph:

          "As soon as available and in any event within thirty (30) calendar days after the end of each calendar month ending on or after October 31, 2002, a detailed calculation of Consolidated EBITDA for such month and a certification by an Authorized Officer of the Borrower of the Borrower's compliance with Section 8.2.21 [Minimum Consolidated EBITDA] for such month."

  Release. As additional consideration for the Agent's and the Banks' entering into this Waiver and Amendment, the Borrower hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their agents, employers, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower, its
  Subsidiaries, or any of them may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon this Waiver and Amendment or the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the
                    Obligations or any of the Loan Documents.
   Closing Fees. The Loan Parties jointly and severally agree to reimburse the
     Agent and the Banks on demand for all costs, expenses and disbursements relating to this Waiver and Amendment which are payable by the Loan Parties as required in accordance with the Credit Agreement. In addition, the Loan
    Parties shall pay to the Agent for the benefit of each Bank which on or before the effective date hereof executes this Waiver and Amendment (each an "Approving Bank"), an aggregate fee equal to $30,000, to be allocated among such Banks in accordance with their respective Ratable Share. Conditions of Effectiveness. The effectiveness of this Waiver and Amendment is expressly conditioned upon the occurrence and completion of all of the following:

The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement and in the other Loan Documents shall be true and correct on the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), the Loan Parties shall have performed and complied with all covenants and conditions thereof, and no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist, except as expressly waived by this Waiver and Amendment. By execution and delivery to the Agent of this Waiver and Amendment, the Loan Parties shall be deemed to have certified the accuracy of all of the matters in this Section F.1; Receipt by the Agent on behalf of the Banks of all fees, costs expenses and disbursements due and payable to the Agent and any Bank as of the date hereof and for all fees, costs, expenses and disbursements in connection with this Waiver and Amendment, including, without limitation, the fees and expenses set forth in Section E of this Waiver and Amendment; and

All legal details and proceedings in connection with the transactions contemplated by this Waiver and Amendment shall be in form an substance satisfactory to the Agent. The Agent shall have received counterparts of this Waiver and Amendment duly executed by the Loan Parties, the Agent, and the Required Banks.

There shall be delivered to the Agent for the benefit of each Bank a certificate dated the effective date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

          a. all action taken by each Loan Party in connection with this Waiver and Amendment;

          b. the names of the officer or officers authorized to sign this Waiver and Amendment and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of this Waiver and Amendment and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

          c. a confirmation that the organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as previously certified to the Agent and delivered to the Agent on the Closing Date remain in full force and effect as of the effective date hereof, without amendment thereto.

     This Waiver and Amendment shall be dated as of and shall be effective from and as of the date and year first above written, which date shall be deemed to be the date of satisfaction of all conditions precedent to the effectiveness of this Waiver and Amendment as set forth in this Section F.

     Consent of Banks. Pursuant to Section 11 of the Credit Agreement, this Waiver and Amendment shall require the written consent of the Required
   Banks, which shall be evidenced by the execution and delivery to the Agent by the Required Banks of counterparts of this Waiver and Amendment and from and after the effective date of this Waiver and Amendment, this Waiver and Amendment shall be binding upon each Loan Party, the Agent and each of the
                                     Banks.
    Full Force and Effect. Each Loan Party reconfirms, restates, and ratifies the Credit Agreement and all other Loan Documents executed in connection therewith, and subject to the amendment of the Credit Agreement as expressly provided by this Waiver and Amendment, each of the Loan Parties confirms that all of the Loan Documents have remained and continue to remain in full force and effect since the date of their execution. No novation is intended or shall occur by or as a result of this Waiver and
                                   Amendment.

     The parties hereto do not amend or waive any provisions of the Credit Agreement or the other Loan Documents except as expressly set forth herein.

      Counterparts. This Waiver and Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, either personally or by facsimile transmission with confirmation of delivery, shall be an original, and all of such counterparts shall together constitute one and the same instrument. Any party that delivers its original counterpart signature to this Waiver and Amendment by facsimile transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Agent. Governing Law. This Waiver and Amendment shall be deemed to be a contract under the laws of the State of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Pennsylvania without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

   [SIGNATURE PAGE 1 OF 4 TO WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

     IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Waiver and Amendment as of the date first above written.


ATTEST:                                      ELGIN NATIONAL INDUSTRIES, INC.


/s/ Lynn C. Batory                           By: /s/ Wayne J. Conner
----------------------------------------         -------------------------------
Name: Lynn C. Batory                         Name:  Wayne J. Conner
      ----------------------------------           -----------------------------
Title: Vice President/ Controller            Title: Vice President/ CFO
       ---------------------------------           -----------------------------

[Seal]


                                             EACH GUARANTOR LISTED ON
                                             SCHEDULE 1 HERETO


/s/ Lynn C. Batory                           By: /s/ Wayne J. Conner
----------------------------------------         -------------------------------
Name:  Lynn C. Batory                        Name:  Wayne J. Conner
      ----------------------------------           -----------------------------
Title:  Vice President/Controller            Title: Vice President/ CFO
       ---------------------------------            ----------------------------

                                   SCHEDULE 1

CABELL CONSTRUCTION COMPANY
CENTRIFUGAL SERVICES, INC.
CLINCH RIVER CORPORATION
ENI INTERNATIONAL, LTD
ELGIN INTERNATIONAL, LTD
LELAND-POWELL FASTENERS, INC.
MINING CONTROLS, INC.
NORRIS SCREEN AND MANUFACTURING INC.
ROBERTS & SCHAEFER COMPANY
ROBERTS & SCHAEFER INTERNATIONAL, LTD
SOROS ASSOCIATES, INC.
SOROS INTERNATIONAL, LTD
TABOR MACHINE COMPANY
THOMPSON-STARRETT CONSTRUCTION COMPANY, INC.
TRANSERVICE, INC.
VANCO INTERNATIONAL, INC.
BEST METAL FINISHING, INC.

   [SIGNATURE PAGE 2 OF 4 TO WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         individually and as Agent

                                         By: /s/ Wayne Hunley
                                            ------------------------------------
                                         Name: Wayne Hunley
                                              ----------------------------------
                                         Title: SVP
                                               ---------------------------------

   [SIGNATURE PAGE 3 OF 4 TO WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                         BANK OF SCOTLAND

                                         By: /s/ Stephen E. Green
                                            ------------------------------------
                                         Name: Stephen E. Green
                                              ----------------------------------
                                         Title: Vice President
                                               ---------------------------------

   [SIGNATURE PAGE 4 OF 4 TO WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT]

                                         NATIONAL CITY BANK

                                        By: /s/ Joseph Fratus
                                            ------------------------------------
                                         Name: Joseph Fratus
                                              ----------------------------------
                                         Title: First Vice President
                                               ---------------------------------